Exhibit 99.1

FOR IMMEDIATE RELEASE: February 20, 2020

MMA Capital Holdings Announces Expected Release of Deferred Tax Asset Valuation Allowance

BALTIMORE, February 20, 2020 / PRNewswire -- MMA Capital Holdings, Inc. (Nasdaq: MMAC) (“MMA Capital” or the “Company”) today announced that it expects to report the release of a portion of the Company’s valuation allowance associated with its deferred tax assets that is expected to result in a material increase to net income and common shareholders’ equity for the year ended December 31, 2019. Such anticipated release reflects the Company’s assessment that, based on all available evidence as of December 31, 2019, it is more likely than not that a portion of the Company’s net operating loss carryforwards will be utilized.  Evidence evaluated by the Company included, but was not limited to, its three-year cumulative income position, the results and trend of pretax book income from core operations and its forecast of pretax book income.

Michael Falcone, MMA Capital’s Chief Executive Officer stated, “As a result of the strategic repositioning of our business over the last two years, especially recent transactions involving the Company’s new revolving credit facility and repayment of the Hunt note, we believe that the likelihood that a portion of the Company’s deferred tax benefits will be realized has risen to a level where it is appropriate to recognize a net deferred tax asset in the Company’s financial statements.  Given the expected materiality of this non-cash benefit, and beginning with the Annual Report on Form 10-K for the year ended December 31, 2019, we expect to disclose supplemental financial metrics that will enable investors to evaluate the Company’s performance both with and without recognition of the net deferred tax asset.  By doing so, investors will be able to assess the Company’s underlying financial performance and trends of its business from period to period without considering the effect of a financial asset whose measurement is calculated and subject to change based on significant judgment.”

About MMAC

MMA Capital invests in debt associated with renewable energy infrastructure and real estate. MMA Capital is externally managed and advised by Hunt Investment Management, LLC, an affiliate of Hunt Companies, Inc. For additional information about MMA Capital Holdings, Inc. (Nasdaq: MMAC), please visit MMA Capital’s website at www.mmacapitalholdings.com.  For additional information about Hunt Investment Management, LLC, please see its Form ADV and brochure (Part 2A of Form ADV) available at https://www.adviserinfo.sec.gov.

Source: MMA Capital Holdings, Inc.

Contact: Brooks Martin, Investor Relations, (855) 650-6932

Cautionary Statement Regarding Forward-Looking Statements

This Release contains forward-looking statements intended to qualify for the safe harbor contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the expected partial release of the valuation allowance and other statements identified by words such as "may," "will," "should," "anticipate," "estimate," "expect," "project," "intend," "plan," "believe,"

"seek," "would," "could," and similar words or expressions and are made in connection with discussions of future events and operating or financial performance.

Forward-looking statements reflect our management's expectations at the date of this release regarding future conditions, events or results. They are not guarantees of future performance. By their nature, forward-looking statements are subject to risks and uncertainties. Our actual results and financial condition may differ materially from what is anticipated in the forward-looking statements. There are many factors that could cause actual conditions, events or results to differ from those anticipated by the forward-looking statements contained in this release. For a discussion of certain of those risks and uncertainties and the factors that could cause our actual results to differ materially because of those risks and uncertainties, see Part I, Item 1A, Risk Factors of our Annual Report on Form 10-K for the year ended December 31, 2018. All forward-looking statements made herein are expressly qualified in their entirety by these cautionary statements and there can be no assurance that the actual results, events or developments referenced herein will occur or be realized. Readers are cautioned not to place undue reliance on forward-looking statements in this release or that we may make from time to time. We expressly disclaim any obligation to revise or update any forward-looking statements in this release, whether as a result of new information, future events or otherwise.

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